UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2021

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Euclid Avenue
Pasadena , California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 578-0777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	ARE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously announced on June 14, 2021, Alexandria Real Estate Equities, Inc. (the “Company”) entered into (a) forward sale agreements with each of Royal Bank of Canada (“RBC”), Bank of America, N.A. (“BofA”), Citibank, N.A. (“Citibank”), Goldman Sachs & Co. LLC (“Goldman Sachs”), and JPMorgan Chase Bank, National Association, (“JPMC”) (the “Forward Sale Agreements”), and (b) an underwriting agreement by and among the Company, RBC Capital Markets, LLC (in its capacity as an agent and affiliate of RBC, as forward purchaser), BofA Securities, Inc. (“BofA Securities”) (in its capacity as an agent and affiliate of BofA, as forward purchaser), Citigroup Global Markets Inc. (“CGMI”) (in its capacity as an agent and affiliate of Citibank, as forward purchaser), Goldman Sachs, and J.P. Morgan Securities LLC (“J.P. Morgan Securities”) (in its capacity as an agent and affiliate of JPMC, as forward purchaser), each in its capacity as a forward seller, and RBC Capital Markets, LLC, BofA Securities, CGMI, Goldman Sachs, and J.P. Morgan Securities as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the issuance and sale of up to 8,050,000 shares of the Company’s common stock at a public offering price of $184.00 per share, including an option to purchase up to 1,050,000 additional shares of the Company’s common stock (“Option”). The sale of 7,000,000 shares of the Company’s stock closed on June 17, 2021.

On June 18, 2021, the Company issued a press release announcing that the Underwriters exercised their Option in full for an additional 1,050,000 shares of the Company’s common stock at a public offering price of $184.00 per share. In connection with the Option, the Company entered into amendments to the Forward Sale Agreements, each dated June 22, 2021, with each of RBC, BofA, Citibank, Goldman Sachs and JPMC. The sale of 1,050,000 shares of the Company’s stock pursuant to the Option closed on June 22, 2021. A copy of the press release is attached hereto as Exhibit 99.1.

All shares were offered by the Company pursuant to an effective shelf registration statement on Form S-3 on file with the Securities and Exchange Commission. Copies of the Forward Sale Agreements and amendments to the Forward Sale Agreements are attached as Exhibits 1.1 through 1.10 to this Current Report on Form 8-K and are incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to such exhibits.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

1.1	Confirmation of Registered Forward Transaction, dated June 14, 2021, by and between the Company and Royal Bank of Canada (incorporated by reference from the Company’s Current Report on Form 8-K filed on June 17, 2021).

1.2	Confirmation of Registered Forward Transaction, dated June 14, 2021, by and between the Company and Bank of America, N.A. (incorporated by reference from the Company’s Current Report on Form 8-K filed on June 17, 2021).

1.3	Confirmation of Registered Forward Transaction, dated June 14, 2021, by and between the Company and Citibank, N.A. (incorporated by reference from the Company’s Current Report on Form 8-K filed on June 17, 2021).

1.4	Confirmation of Registered Forward Transaction, dated June 14, 2021, by and between the Company and Goldman Sachs & Co. LLC (incorporated by reference from the Company’s Current Report on Form 8-K filed on June 17, 2021).

1.5	Confirmation of Registered Forward Transaction, dated June 14, 2021, by and between the Company and JPMorgan Chase Bank, National Association (incorporated by reference from the Company’s Current Report on Form 8-K filed on June 17, 2021).

1.6	Amendment to Confirmation of Registered Forward Transaction, dated June 18, 2021, by and between the Company and Royal Bank of Canada.

1.7	Amendment to Confirmation of Registered Forward Transaction, dated June 18, 2021, by and between the Company and Bank of America, N.A.

1.8	Amendment to Confirmation of Registered Forward Transaction, dated June 18, 2021, by and between the Company and Citibank, N.A.

1.9	Amendment to Confirmation of Registered Forward Transaction, dated June 18, 2021, by and between the Company and Goldman Sachs & Co. LLC.

1.10	Amendment to Confirmation of Registered Forward Transaction, dated June 18, 2021, by and between the Company and JPMorgan Chase Bank, National Association.

99.1	Press Release, dated June 22, 2021.

104	Cover Page Interactive Data File (embedded within the online XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date: June 22, 2021	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
President and Chief Financial Officer